Exhibit 10.7

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2

3

2crsi

32 rue Jacobi-Netter - 67200 Strasbourg - France
2crsi.fr

Proforma N° PI10219-01
DATE : 19/02/2021

EDGEMODE

Sales representative :
Fred RABBAM
Mobile : +1 707 874 8759
E-Mail : fra@2crsi.com

Project manager :
Andrei Nadal
Mobile : +33 783 18 65 22
E-Mail : an@2crsi.com

Qty	324	Brand	P/N	Unit Price	total
	For each server with 9 x RTX5000, you will able to get one with 8 x AMD VEGA 10XT			Pre-payment	
36	**Octopus server including 8 x AMD VEGA 10XT**	2CRSI	Octopus 1.13H	$ 3,350.00	$ 120,600.00
	1 Motherboard Single socket 1151 Intel® i7/i5/i3/Pentium/Celeron	Supermicro	X11SSM-F	leasing per month, 24 months	
	2 GbE port with RJ45 connector			$ 320.00	$ 11,520.00
	1 Management port IPMI 2.0 + IKVM	Aspeed	AST2500	computing power	
	1 Intel® Pentium® Processor G4400 (2-cores, 3MB Cache, 3.3GHz, 54W)	INTEL	PENTIUM G4400	392.00 MH/s	14112.00 MH/s
	1 x 8 GB DDR4 with unbuffered ECC			power consumption	
	1 SSD - 32GB - SATA			1774.00 W	63.86 kW
	8 GPU Radeon VEGA 10XT 8GB HBM2	AMD	RADEON VEGA 10XT	expected revenue 24m (on 2/19/2021)	
	1 Assembly and initial tests			$ 36,864.00	$ 1,327,104.00
	1 Rack + network + internet connection + cables + cabling			rentability of your pre-payment in	
				49.07 days	
				Pre-payment	
36	**Octopus server including 9 x Nvidia Quadro RTX5000**	2CRSI	Octopus 1.13H	$ 2,200.00	$ 79,200.00
	1 Motherboard Single socket 1151 Intel® i7/i5/i3/Pentium/Celeron	Supermicro	X11SSM-F	leasing per month, 24 months	
	2 GbE port with RJ45 connector			$ 590.00	$ 21,240.00
	1 Management port IPMI 2.0 + IKVM	Aspeed	AST2500	computing power	
	1 Intel® Pentium® Processor G4400 (2-cores, 3MB Cache, 3.3GHz, 54W)	INTEL	PENTIUM G4400	334.80 MH/s	12052.80 MH/s
	1 x 8 GB DDR4 with unbuffered ECC			power consumption	
	1 SSD - 32GB - SATA			1250.00 W	45.00 kW
	9 GPU CUDA Cores: 3072 / Tensor Cores: 384 / RT Cores: 48 / 16 GB GDDR6 with ECC	NVIDIA	QUADRO RTX5000	expected revenue 24m (on 2/19/2021)	
	1 Assembly and initial tests			$ 30,480.00	$ 1,097,280.00
	1 Rack + network + internet connection + cables + cabling			rentability of your pre-payment in	
				38.98 days	

Additionnal costs :

hosting in Nanterre : $150 per MWh + monthly $100 per kW (expected until begin April)

hosting in USA : $50 per MWh + monthly $50 per kW (expected from begin April)

Validity : end of februar 2021

OK for Order

Signed on behalf of EdgeMode Inc

Simon Wajcenberg

Simon Wajcenberg

Director

2crsi
32 rue Jacobi-Netter - 67200 Strasbourg - France
2crsi.fr

Proforma N° PI10325-01
DATE : 25/03/2021

EDGEMODE

Sales representative :
Fred RASSAM
Mobile : +1 707 874 8759
E-Mail : fra@2crsi.com

Project manager :
Andrei Nadal
Mobile : +33 783 18 65 22
E-Mail : an@2crsi.com

Qty	648	Brand	P/N	Unit Price	total
	For each server with RTX, you will able to get two with AMD VEGA 10XT			Pre-payment	
72	Octopus server including 8 x AMD VEGA 10XT	2CRSI	Octopus 1.13H	$ 2,744.00	$ 197,568.00
	1 Motherboard Single socket 1151 Intel® i7/i5/i3/Pentium/Celeron			24 month	
	GbE port with RJ45 connector			$ 344.00	$ 24,768.00
	1 Intel® Pentium® Processor G4400 (2-cores, 3MB Cache, 3.3GHz, 54W)	INTEL	PENTIUM G4400	computing power	
	1 x 8 GB DDR4 unbuffured			390.00 MH/s	28080.00 MH/s
	1 SSD - 32GB - SATA			power consumption	
	8 GPU Radeon VEGA 10XT 8GB HBM2	AMD	RADEON VEGA 10XT	1774.00 W	127.73 kW
	1 Assembly and initial tests			expected revenue 24m (on 3/25/2021)*	
	1 Rack + network + Internet connection + cables + cabling			$ 27,703.50	###########
				rentability of your pre-payment in	
				53.49 days	
				Pre-payment	
36	Octopus server including 8 x Nvidia RTX	2CRSI	Octopus 1.13H	$ 2,840.00	$ 102,240.00
	1 Motherboard Single socket 1151 Intel® i7/i5/i3/Pentium/Celeron			24 month	
	GbE port with RJ45 connector			$ 410.00	$ 14,760.00
	1 Intel® Pentium® Processor G4400 (2-cores, 3MB Cache, 3.3GHz, 54W)	INTEL	PENTIUM G4400	puissance de calcul	
	1 x 8 GB DDR4 unbuffured			342.00 MH/s	12312.00 MH/s
	1 SSD - 32GB - SATA			power consumption	
	6 GPU CUDA Cores: 3072 / Tensor Cores: 384 / RT Cores: 48 / 16 GB GDDR6 with EC	NVIDIA	QUADRO RTX5000	1200.00 W	43.20 kW
	2 GPU CUDA Cores: 5888 / Tensor Cores: 184 / RT Cores: 46 / 8GB GDDR6	NVIDIA	Geforce RTX3070	expected revenue 24m (on 3/25/2021)*	
	1 Assembly and initial tests			$ 24,221.40	$ 871,970.40
	1 Rack + network + Internet connection + cables + cabling			rentability of your pre-payment in	
				63.32 days	

** estimation from https://whattomine.com/ with difficulty for revenue "average last 24h"*

Additionnal costs :
hosting in Nanterre : $150 per MWh + monthly $100 per kW (expected until mid-April)
hosting in USA : $50 per MWh + monthly $50 per kW (expected from mid-April)
Validity : 25/03/2021
Leadtime : VEGA servers will be ready in few days in USA, and the NVIDIA RTX servers can be ready in 2 or 3 weeks

Order Approved

CT Faulkner

2021-03-26

2crsi

32 rue Jacobi-Netter - 67200 Strasbourg - France
2crsi.fr

Proforma N° PI10708-01
DATE : 07/02/2021

EDGEMODE

Sales representative :	Project manager :
Fred RASSAM Mobile : +1 707 674 6759 E-Mail : fra@2crsi.com	Andrei Nadal Mobile : +33 783 18 65 22 E-Mail : an@2crsi.com

Qty		Brand	P/N	Unit Price	total
				Pre-payment	
36	Octopus server including 8 x Nvidia RTX	2CRSI	Octopus 1.13H	$ 2,800.00	$ 100,800.00
	1 Motherboard Single socket 1151 Intel® i7/i5/i3/Pentium/Celeron GbE port with RJ45 connector			24 month	
				$ 435.00	$ 15,660.00
	1 Intel® Pentium® Processor G4400 (2-cores, 3MB Cache, 3.3GHz, 54W)	INTEL	PENTIUM G4400	puissance de calcul	
	1 x 8 GB DDR4 unbuffured			490.50 MH/s	17658.00 MH/s
	1 SSD - 32GB - SATA			power consumption	
	5 GPU CUDA Cores: 3072 / Tensor Cores: 384 / RT Cores: 48 / 16 GB GDDR6 with ECC	NVIDIA	QUADRO RTX5000	1300.00 W	46.80 kW
	3 GPU CUDA Cores: 8704 / Tensor Cores: 272 / RT Cores: 68 / 10 GB GDDR6 with ECC	NVIDIA	QUADRO RTX3080	expected revenue 24m (8th July 21)*	
	1 Assembly and initial tests			$ 26,104.80	$ 939,772.80
	1 Rack + network + internet connection + cables + cabling			rentability of your pre-payment in	
				77.23 days	

Additionnal costs :

hosting in Nanterre : $150 per MWh + monthly $100 per kW (expected until mid-April)

hosting in USA : $50 per MWh + monthly $50 per kW (expected from mid-April)

Validity : 8/07/2021

Leadtime : the NVIDIA RTX servers can be ready in 2 or 3 weeks

Name(Tag) Algorithm	Block Time Block Reward Last Block	Difficulty NetHash	Est. Rewards Est. Rewards 24h	Exchange Rate	Market Cap Volume	Rev. BTC Rev. 24h	Rev. $ Profit	Profitability Current | 24h 3 days | 7 days
Ethereum(ETH) Ethash	BT: 13.48s BR: 2.38 LB: [illegible]	6,576,894,666M [illegible] [illegible]	0.0153 0.0160	0.06726601 (BitForex) -1.5%	$260,593,764,831 69,996.52 BTC	0.001031 0.001074	$55.76 $34.20	100% | 100% 100% | 100%

Simon Wajcenberg

Please go ahead

07 / 08 / 2021